UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 12, 2011

INLAND DIVERSIFIED REAL ESTATE TRUST, INC.

(Exact Name of Registrant as Specified in its Charter)

Maryland (State or Other Jurisdiction of Incorporation)	000-53945 (Commission File Number)	26-2875286 (IRS Employer Identification No.)

2901 Butterfield Road
Oak Brook, Illinois 60523
(Address of Principal Executive Offices)

(630) 218-8000
(Registrant’s Telephone Number, Including Area Code)

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note.

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, Inland Diversified Real Estate Trust, Inc. (which may be referred to as the “Registrant,” the “Company,” “we,” “our,” and “us”) hereby amends its Current Report on Form 8-K filed on November 12, 2010 to provide the required financial information relating to our acquisition of two adjacent retail centers, a 272,358 square foot center known as Colonial Square Town Center and a 78,533 square foot center known as Shops at Village Walk, located in Fort Myers, Florida and together referred to as the “Benderson Retail Portfolio,” as described in that Current Report.

Item 9.01.  Financial Statements and Exhibits

(a)                                 Financial statements of businesses acquired

Page

Colonial Square Town Center

Independent Auditors’ Report	F-1

Historical Summary of Gross Income and Direct Operating Expenses for the nine month period ended September 30, 2010 (unaudited) and year ended December 31, 2009	F-2

Notes to Historical Summary of Gross Income and Direct Operating Expenses for the nine month period ended September 30, 2010 (unaudited) and year ended December 31, 2009	F-3

Shops at Village Walk

Independent Auditors’ Report	F-5

Historical Summary of Gross Income and Direct Operating Expenses for the nine month period ended September 30, 2010 (unaudited) and year ended December 31, 2009	F-6

Notes to Historical Summary of Gross Income and Direct Operating Expenses for the nine month period ended September 30, 2010 (unaudited) and year ended December 31, 2009	F-7

(b)                                 Pro forma financial information

Page

Pro Forma Consolidated Balance Sheet as of September 30, 2010 (unaudited)	F-9

Notes to Pro Forma Consolidated Balance Sheet as of September 30, 2010 (unaudited)	F-11

2

Pro Forma Consolidated Statement of Operations and Other Comprehensive Income for the nine months ended September 30, 2010 (unaudited)	F-12

Notes to Pro Forma Consolidated Statement of Operations and Other Comprehensive Income for the nine months ended September 30, 2010 (unaudited)	F-14

Pro Forma Consolidated Statement of Operations and Other Comprehensive Income for the year ended December 31, 2009 (unaudited)	F-15

Notes to Pro Forma Consolidated Statement of Operations and Other Comprehensive Income for the year ended December 31, 2009 (unaudited)	F-17

3

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INLAND DIVERSIFIED REAL ESTATE TRUST, INC.

Date:	January 12, 2011	By:	/s/ Steven T. Hippel
		Name:	Steven T. Hippel
		Title	Chief Accounting Officer

4

Index to Financial Statements

Page

Colonial Square Town Center

Independent Auditors’ Report	F-1

Historical Summary of Gross Income and Direct Operating Expenses for the nine month period ended September 30, 2010 (unaudited) and year ended December 31, 2009	F-2

Notes to Historical Summary of Gross Income and Direct Operating Expenses for the nine month period ended September 30, 2010 (unaudited) and year ended December 31, 2009	F-3

Shops at Village Walk

Independent Auditors’ Report	F-5

Historical Summary of Gross Income and Direct Operating Expenses for the nine month period ended September 30, 2010 (unaudited) and year ended December 31, 2009	F-6

Notes to Historical Summary of Gross Income and Direct Operating Expenses for the nine month period ended September 30, 2010 (unaudited) and year ended December 31, 2009	F-7

Pro Forma Financial Information

Pro Forma Consolidated Balance Sheet as of September 30, 2010 (unaudited)	F-9

Notes to Pro Forma Consolidated Balance Sheet as of September 30, 2010 (unaudited)	F-11

Pro Forma Consolidated Statement of Operations and Other Comprehensive Income for the nine months ended September 30, 2010 (unaudited)	F-12

Notes to Pro Forma Consolidated Statement of Operations and Other Comprehensive Income for the nine months ended September 30, 2010 (unaudited)	F-14

Pro Forma Consolidated Statement of Operations and Other Comprehensive Income for the year ended December 31, 2009 (unaudited)	F-15

Notes to Pro Forma Consolidated Statement of Operations and Other Comprehensive Income for the year ended December 31, 2009 (unaudited)	F-17

5

KPMG LLP 303 East Wacker Drive Chicago, IL 60601-5212

Independent Auditors’ Report

The Board of Directors

Inland Diversified Real Estate Trust, Inc.:

We have audited the accompanying Historical Summary of Gross Income and Direct Operating Expenses (Historical Summary) of Colonial Square (the Property) for the year ended December 31, 2009. This Historical Summary is the responsibility of management of Inland Diversified Real Estate Trust, Inc. Our responsibility is to express an opinion on the Historical Summary based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the Historical Summary is free of material misstatement. An audit includes consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Property’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the Historical Summary, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the Historical Summary. We believe that our audit provides a reasonable basis for our opinion.

The accompanying Historical Summary was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission and for the inclusion in a Form 8-K/A of Inland Diversified Real Estate Trust, Inc., to be filed with the Securities and Exchange Commission, as described in note 2. It is not intended to be a complete presentation of the Property’s revenues and expenses.

In our opinion, the Historical Summary referred to above presents fairly, in all material respects, the gross income and direct operating expenses described in note 2 of Colonial Square for the year ended December 31, 2009, in conformity with U.S. generally accepted accounting principles.

January 6, 2011

KPMG LLP is a Delaware limited liability partnership,
the U.S. member firm of KPMG International Cooperative
(“KPMG International”), a Swiss entity.

COLONIAL SQUARE

Historical Summary of Gross Income and

Direct Operating Expenses

Nine month period ended September 30, 2010 (unaudited) and
year ended December 31, 2009

	Nine months
	ended
	September 30,	Year ended
	2010	December 31,
	(unaudited)	2009
Gross income:
Base rental income	$1,736,194	2,023,552
Operating expense, insurance, real estate tax and sales tax recoveries	772,200	811,251
Total gross income	2,508,394	2,834,803
Direct operating expenses:
Operating expenses	329,881	438,227
Insurance	137,653	184,393
Real estate taxes	325,143	347,573
Sales tax expense	141,985	160,139
Total direct operating expenses	934,662	1,130,332
Excess of gross income over direct operating expenses	$1,573,732	1,704,471

See accompanying notes to historical summary of gross income and direct operating expenses.

COLONIAL SQUARE

Notes to Historical Summary of Gross Income and

Direct Operating Expenses

Nine month period ended September 30, 2010 (unaudited) and
year ended December 31, 2009

(1)                                 Business

Colonial Square (the Property) is located in Fort Myers, Florida. The Property has approximately 217,000 square feet (unaudited) of gross leasable area and was approximately 83% leased at December 31, 2009.  The Property is leased to a total of nine tenants. Inland Diversified Real Estate Trust, Inc. (IDRETI), through its wholly owned subsidiary, Inland Diversified Fort Myers Colonial Square, L.L.C., acquired the Property on November 5, 2010 from Colonial Square Associates, L.L.C., an unaffiliated third party.

(2)                                 Basis of Presentation

The Historical Summary of Gross Income and Direct Operating Expenses (Historical Summary) has been prepared for the purpose of complying with Rule 3-14 of the Securities and Exchange Commission (SEC) Regulation S-X and for inclusion in the Form 8-K/A of IDRETI to be filed with the SEC and is not intended to be a complete presentation of the Property’s revenues and expenses. The Historical Summary has been prepared on the accrual basis of accounting and requires management of the Property to make estimates and assumptions that affect the reported amounts of the revenues and expenses during the reporting period. Actual results may differ from those estimates.

The unaudited Historical Summary for the nine months ended September 30, 2010 has been prepared in accordance with accounting principles generally accepted in the United States of America (GAAP) for interim financial information. Accordingly, it does not include all of the information and footnotes required by GAAP for complete financial statements. In the opinion of management of IDRETI, all adjustments (consisting of normal recurring adjustments) considered necessary for a fair presentation have been included. The Historical Summary for the nine months ended September 30, 2010 is not necessarily indicative of the expected results for the entire year ended December 31, 2010.

(3)                                 Gross Income

The Property leases retail space under various lease agreements with its tenants. All leases are accounted for as operating leases. The leases include provisions under which the Property is reimbursed for common area, real estate tax, and insurance expenses. Revenue related to these reimbursed expenses is recognized in the period the applicable expenses are incurred and billed to tenants pursuant to the lease agreements. Certain leases contain renewal options at various periods at various rental rates.

Although certain leases may provide for tenant occupancy during periods for which no rent is due and/or increases exist in minimum lease payments over the term of the lease, rental income accrues for the full period of occupancy on a straight-line basis. Related adjustments increased base rental income by $115,885 (unaudited) for the nine month period ended September 30, 2010 and increased base rental income by $139,545 for the year ended December 31, 2009.

(Continued)

COLONIAL SQUARE

Notes to Historical Summary of Gross Income and
Direct Operating Expenses

Nine month period ended September 30, 2010 (unaudited) and
year ended December 31, 2009

Minimum rents to be received from tenants under operating leases, with remaining lease terms ranging from two to nineteen years, as of December 31, 2009, are as follows:

Year:
2010	$2,314,925
2011	2,314,925
2012	2,308,491
2013	2,299,483
2014	2,012,411
Thereafter	17,195,612
$28,445,847

(4)                                 Direct Operating Expenses

Direct operating expenses include only those expenses expected to be comparable to the proposed future operations of the Property. Repairs and maintenance expenses are charged to operations as incurred. Expenses such as depreciation, amortization, interest expense related to mortgage debt not assumed, and professional fees are excluded from the Historical Summary.

The Property presents the state and county sales taxes due from the tenants and due to the respective state or county government on a gross basis. For the nine month period ended September 30, 2010 and the year ended December 31, 2009, the Property has recorded sales tax recovery revenue, which is included in operating expense, insurance, and real estate tax recoveries, and expense of $141,985 (unaudited) and $160,139, respectively, in the Historical Summary.

(5)                                 Related-Party Transactions

For the year ended December 31, 2009, Benderson Development L.L.C., an affiliate of Colonial Square Associates, L.L.C., provided management services for the Property. The Property and Benderson Development L.L.C. established an agreement in which the Property would pay a management fee of 10% of rental income earned by the Property. The Property incurred management fees of approximately $155,793 (unaudited) and $191,560, which are included in operating expenses for the nine month period ended September 30, 2010 and the year ended December 31, 2009, respectively. These management fees may not be comparable to the management fees charged to the Property by IDRETI.

KPMG LLP 303 East Wacker Drive Chicago, IL 60601-5212

Independent Auditors’ Report

The Board of Directors

Inland Diversified Real Estate Trust, Inc.:

We have audited the accompanying Historical Summary of Gross Income and Direct Operating Expenses (Historical Summary) of Shops at Village Walk (the Property) for the year ended December 31, 2009. This Historical Summary is the responsibility of management of Inland Diversified Real Estate Trust, Inc. Our responsibility is to express an opinion on the Historical Summary based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the Historical Summary is free of material misstatement. An audit includes consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Property’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the Historical Summary, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the Historical Summary. We believe that our audit provides a reasonable basis for our opinion.

The accompanying Historical Summary was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission and for the inclusion in a Form 8-K/A of Inland Diversified Real Estate Trust, Inc., to be filed with the Securities and Exchange Commission, as described in note 2. It is not intended to be a complete presentation of the Property’s revenues and expenses.

In our opinion, the Historical Summary referred to above presents fairly, in all material respects, the gross income and direct operating expenses described in note 2 of Shops at Village Walk for the year ended December 31, 2009, in conformity with U.S. generally accepted accounting principles.

January 6, 2011

KPMG LLP is a Delaware limited liability partnership,
the U.S. member firm of KPMG International Cooperative
(“KPMG International”), a Swiss entity.

SHOPS AT VILLAGE WALK

Historical Summary of Gross Income and

Direct Operating Expenses

Nine month period ended September 30, 2010 (unaudited) and
year ended December 31, 2009

	Nine months
	ended
	September 30,	Year ended
	2010	December 31,
	(unaudited)	2009
Gross income:
Base rental income	$751,088	169,740
Operating expense, insurance, real estate tax, and sales tax recoveries	107,515	47,060
Total gross income	858,603	216,800
Direct operating expenses:
Operating expenses	163,878	56,498
Insurance	44,423	59,117
Real estate taxes	100,562	32,180
Sales tax expense	48,600	12,272
Total direct operating expenses	357,463	160,067
Excess of gross income over direct operating expenses	$501,140	56,733

See accompanying notes to historical summary of gross income and direct operating expenses.

SHOPS AT VILLAGE WALK

Notes to Historical Summary of Gross Income and

Direct Operating Expenses

Nine month period ended September 30, 2010 (unaudited) and
year ended December 31, 2009

(1)                                 Business

Shops at Village Walk (the Property) is located in Fort Myers, Florida. The Property has approximately 78,500 square feet (unaudited) of gross leasable area. The Property commenced initial rental operations on October 15, 2009 and was approximately 71% leased at December 31, 2009. The Property is leased to a total of two tenants. Inland Diversified Real Estate Trust, Inc. (IDRETI), through its wholly owned subsidiary, Inland Diversified Fort Myers Village Walk, L.L.C., acquired the Property on November 5, 2010 from Shops at Village Walk, L.L.C., an unaffiliated third party.

(2)                                 Basis of Presentation

The Historical Summary of Gross Income and Direct Operating Expenses (Historical Summary) has been prepared for the purpose of complying with Rule 3-14 of the Securities and Exchange Commission (SEC) Regulation S-X and for inclusion in the Form 8-K/A of IDRETI to be filed with the SEC and is not intended to be a complete presentation of the Property’s revenues and expenses. The Historical Summary has been prepared on the accrual basis of accounting and requires management of the Property to make estimates and assumptions that affect the reported amounts of the revenues and expenses during the reporting period. Actual results may differ from those estimates.

The unaudited Historical Summary for the nine months ended September 30, 2010 has been prepared in accordance with accounting principles generally accepted in the United States of America (GAAP) for interim financial information. Accordingly, it does not include all of the information and footnotes required by GAAP for complete financial statements. In the opinion of management of IDRETI, all adjustments (consisting of normal recurring adjustments) considered necessary for a fair presentation have been included. The Historical Summary for the nine months ended September 30, 2010 is not necessarily indicative of the expected results for the entire year ended December 31, 2010.

(3)                                 Gross Income

The Property leases retail space under various lease agreements with its tenants. All leases are accounted for as operating leases. The leases include provisions under which the Property is reimbursed for common area, real estate tax, and insurance expenses. Revenue related to these reimbursed expenses is recognized in the period the applicable expenses are incurred and billed to tenants pursuant to the lease agreements. Certain leases contain renewal options at various periods at various rental rates.

Although certain leases may provide for tenant occupancy during periods for which no rent is due and/or increases exist in minimum lease payments over the term of the lease, rental income accrues for the full period of occupancy on a straight-line basis. Related adjustments increased base rental income by $16,364 (unaudited) for the nine month period ended September 30, 2010 and increased base rental income by $454 for the year ended December 31, 2009.

(Continued)

SHOPS AT VILLAGE WALK

Notes to Historical Summary of Gross Income and

Direct Operating Expenses

Nine month period ended September 30, 2010 (unaudited) and
year ended December 31, 2009

Minimum rents to be received from tenants under operating leases, with remaining lease terms ranging from five to twenty years, as of December 31, 2009, are as follows:

Year:
2010	$1,001,450
2011	1,044,603
2012	1,044,603
2013	1,044,603
2014	1,044,603
Thereafter	12,238,884
$17,418,746

(4)                                 Direct Operating Expenses

Direct operating expenses include only those expenses expected to be comparable to the proposed future operations of the Property. Repairs and maintenance expenses are charged to operations as incurred. Expenses such as depreciation, amortization, interest expense related to mortgage debt not assumed, and professional fees are excluded from the Historical Summary.

The Property presents the state and county sales taxes due from the tenants and due to the respective state or county government on a gross basis. For the nine month period ended September 30, 2010 and the year ended December 31, 2009, the Property has recorded sales tax recovery revenue, which is included in operating expense, insurance, and real estate tax recoveries, and expense of $48,600 (unaudited) and $12,272, respectively, in the Historical Summary.

(5)                                 Related-Party Transactions

For the year ended December 31, 2009, Benderson Development L.L.C., an affiliate of Shops at Village Walk, L.L.C., provided management services for the Property. The Property and Benderson Development L.L.C. established an agreement in which the Property would pay a management fee of 10% of rental income earned by the Property. The Property incurred management fees of approximately $69,239 (unaudited) and $17,195, which are included in operating expenses for the nine month period ended September 30, 2010 and the year ended December 31, 2009, respectively. These management fees may not be comparable to the management fees charged to the Property by IDRETI.

Inland Diversified Real Estate Trust, Inc.

Pro Forma Consolidated Balance Sheet

September 30, 2010

(unaudited)

The following unaudited Pro Forma Consolidated Balance Sheet is presented as if the acquisitions or financings had occurred on September 30, 2010.

This unaudited Pro Forma Consolidated Balance Sheet is not necessarily indicative of what the actual financial position would have been at September 30, 2010, nor does it purport to represent our future financial position. Pro forma adjustments have been made for the significant properties that were purchased or financed subsequent to September 30, 2010. The pro forma adjustments were made for Colonial Square Town Center and Shops at Village Walk.

The Company does not consider any potential property acquisitions to be probable under Rule 3-14 of Regulation S-X.

Inland Diversified Real Estate Trust, Inc.

Pro Forma Consolidated Balance Sheet

September 30, 2010

(unaudited)

		Pro Forma
	Historical	Adjustments
	(A)	(B)	Pro Forma
Assets

Net investment properties (C)	$209,505,141	$34,489,375	$243,994,516
Cash and cash equivalents (E)	51,321,863	46,036,482	97,358,345
Restricted cash and escrows	3,144,853	—	3,144,853
Investment in marketable securities	3,972,663		3,972,663
Investment in unconsolidated entities	187,136	—	187,136
Accounts and rents receivable	1,291,083	—	1,291,083
Aquired lease intangibles, net (C) (D)	52,066,590	13,519,266	65,585,856
Deferred costs, net (F)	1,823,246	50,000	1,873,246
Other assets	837,522	—	837,522
Total assets	$324,150,097	$94,095,123	$418,245,220

Liabilities and Equity

Mortgages payable (C)	$136,691,516	$25,000,000	$161,691,516
Accrued offering expense	223,250	—	223,250
Accounts payable and accrued expenses	1,285,993	—	1,285,993
Distributions payable	910,679	—	910,679
Accrued real estate taxes payable	1,985,539	—	1,985,539
Advance rent and other liabilities (C) (G)	1,797,494	9,330,366	11,127,860
Intangible liabilities, net (C) (D)	7,199,426	314,132	7,513,558
Due to related parties	3,327,233	—	3,327,233
Total liabilities	153,421,130	34,644,498	188,065,628

Stockholders’ equity:
Preferred stock	—	—	—
Common stock (H)	19,451	6,313	25,764
Additional paid in capital, net of offering costs (H)	172,720,348	59,444,312	232,164,660
Accumulated distributions and net loss (I)	(6,437,728)	—	(6,437,728)
Accumulated other comprehensive income	82,257	—	82,257
Total company stockholders’ equity	166,384,328	59,450,625	225,834,953
Noncontrolling interests	4,344,639	—	4,344,639
Total equity	170,728,967	59,450,625	230,179,592
Total liabilities and equity	$324,150,097	$94,095,123	$418,245,220

See accompanying notes to pro forma consolidated balance sheet.

Inland Diversified Real Estate Trust, Inc.

Notes to Pro Forma Consolidated Balance Sheet

September 30, 2010

(unaudited)

(A)                     The historical column represents the Company’s Consolidated Balance Sheet as of September 30, 2010 as filed with the Securities and Exchange Commission on Form 10-Q.

(B)                     The pro forma adjustments column include adjustments related to our significant acquisitions which occurred after September 30, 2010 and are detailed below as follows:

	Colonial Square Town Center	Shops at Village Walk	Pro Forma Adjustments
Net investment properties	$24,269,375	$10,220,000	$34,489,375

Intangible assets, net	$10,975,565	$2,543,701	$13,519,266

Intangible liabilities, net	$200,974	$113,158	$314,132

Earnout liability	$7,432,450	$1,897,916	$9,330,366

Mortgages payable	$18,140,000	$6,860,000	$25,000,000

(C)                     The pro forma adjustments reflect the acquisition of the following properties by the Company.  No pro forma adjustment has been made for prorations or other closing costs as the amounts are not significant.

The mortgages payable on these properties are cross collateralized.

Purchases	Acquisition Price	Mortgages Payable
Colonial Square Town Center	$27,611,516	$18,140,000
Shops at Village Walk	10,752,627	6,860,000
	$38,364,143	$25,000,000

Allocation of net investments in properties:

Land	$6,901,166
Building and improvements	27,588,209
Intangible assets, net	13,519,266
Intangible liabilities, net	(314,132)
Earnout liability	(9,330,366)
Total	$38,364,143

Allocations are preliminary and subject to change.

(D)                     Acquired intangibles represent above and below market leases and the difference between the property valued with existing in-place leases and the property valued as if vacant.  The value of the acquired intangibles will be amortized over the lease term. Allocations are preliminary and subject to change.

(E)                      Pro forma cash proceeds of $46,036,482 represents the cash received from the issuance of equity and mortgage financings through December 23, 2010 less the pro forma net acquisition price of investments in real estate.

(F)                       Loan fees of $50,000 represent loan fees related to the mortgage debt financing as described in (C).

(G)                     The acquisitions described in (B) include earnout components to the purchase price, meaning the Company did not pay a portion of the purchase price of the properties at closing, although the Company owns the entire property. These earnout components are recorded at the estimated fair value at the date of the property acquisition. The Company is not obligated to pay these contingent purchase price amounts unless spaces which were vacant at the time of acquisition are later rented within the time limits and other agreed terms set forth in the acquisition agreements.  The earnout payments are based on a predetermined formula applied to rental income received.  The earnout agreements have a limited obligation period of three years from the date of acquisition.

(H)                    Additional offering proceeds of $59,450,625, net of additional offering costs of $5,602,938, are reflected as received as of September 30, 2010 based on offering proceeds actually received as of December 23, 2010. Offering costs consist principally of registration costs, printing and selling costs, including commissions.

(I)                         No pro forma adjustments have been made for the additional payment of distributions resulting from the additional proceeds raised by the Company.

Inland Diversified Real Estate Trust, Inc.

Pro Forma Consolidated Statement of Operations and Other Comprehensive Income

For the nine months ended September 30, 2010

(unaudited)

The following unaudited Pro Forma Consolidated Statement of Operations and Other Comprehensive Income is presented to give effect to the acquisitions or financings of the significant properties indicated in Note (B) of the Notes to the Pro Forma Consolidated Statement of Operations and Other Comprehensive Income as though they occurred on January 1, 2009 or the date significant operations commenced. Pro Forma adjustments have been made for the properties that were purchased or financed subsequent to December 31, 2009.  The Pro Forma adjustments were made for Merrimack Village Center, Pleasant Hill Commons, Regal Court, Draper Crossing, Tradition Village Center, The Landing at Tradition, Temple Terrace, Kohl’s at Calvine Pointe, Lake City Commons, Colonial Square Town Center and Shops at Village Walk.

The Company does not consider any potential property acquisitions to be probable under Rule 3-14 of Regulation S-X.

This unaudited Pro Forma Consolidated Statement of Operations and Other Comprehensive Income is not necessarily indicative of what the actual results of operations would have been for the nine months ended September 30, 2010, nor does it purport to represent our future results of operations.

Inland Diversified Real Estate Trust, Inc.

Pro Forma Consolidated Statement of Operations and Other Comprehensive Income

For the nine months ended September 30, 2010

(unaudited)

		Pro Forma
	Historical	Adjustments
	(A)	(B)	Pro Forma

Rental income (C)	$7,052,054	$9,181,750	$16,233,804
Tenant recovery income	1,765,806	2,740,124	4,505,930
Other property income	222,434	2,897	225,331
Total income	9,040,294	11,924,771	20,965,065

General and administrative expenses	1,390,203	—	1,390,203
Acquisition related costs	1,573,555	—	1,573,555
Property operating expenses (D)	1,542,068	2,421,588	3,963,656
Real estate taxes	1,127,080	1,342,125	2,469,205
Depreciation and amortization (C)	2,422,448	3,894,874	6,317,322
Total expenses	8,055,354	7,658,587	15,713,941

Operating income	984,940	4,266,184	5,251,124

Interest and dividend income	224,332	—	224,332
Interest expense (E)	(2,329,388)	(4,085,828)	(6,415,216)
Equity in losses of unconsolidated entities	(1,364)	—	(1,364)

Net (loss) income	(1,121,480)	180,356	(941,124)

Less: net income attributable to noncontrolling interests (F)	(15,574)	(122,689)	(138,263)

Net (loss) income attributable to common stockholders	$(1,137,054)	$57,667	$(1,079,387)

Other comprehensive income:
Unrealized gain on investment securities	82,257	—	82,257

Comprehensive (loss) income	$(1,054,797)	$57,667	$(997,130)

Net (loss) income attributable to common stockholders per common share, basic and diluted (G)	$(0.11)		$(0.04)
Weighted average number of common shares outstanding, basic and diluted (G)	10,521,564		25,764,281

See accompanying notes to pro forma consolidated statement of operations and other comprehensive income.

Inland Diversified Real Estate Trust, Inc.

Notes to Pro Forma Consolidated Statement of Operations and Other Comprehensive Income

For the nine months ended September 30, 2010

(unaudited)

(A)                     The historical column represents the Company’s Consolidated Statement of Operations and Other Comprehensive Income for the nine months ended September 30, 2010 as filed with the Securities and Exchange Commission on Form 10-Q.

(B)                     Total pro forma adjustments for significant acquisitions consumated through the date of this filing are as though the properties were acquired January 1, 2009.

Total income, property operating expenses, real estate taxes and interest expense for the nine months ended September 30, 2010 is based on information provided by the seller and outstanding mortgages payable for the following properties:

Merrimack Village Center	The Landing at Tradition	Shops at Village Walk
Pleasant Hill Commons	Temple Terrace
Regal Court	Kohl’s at Calvine Pointe
Draper Crossing	Lake City Commons
Tradition Village Center	Colonial Square Town Center

Colonial Square Town Center and Shops at Village Walk properties were in a lease up phase during 2010 and not fully stabilized.  Therefore, these properties had a pro forma net loss.

The pro forma adjustments for the nine months ended September 30, 2010 are composed of the following adjustments:

	Merrimack Village Center	Pleasant Hill Commons	Regal Court	Draper Crossing	Tradition Village Center

Rental income	$—	138,584	1,350,846	956,417	$830,828
Tenant recovery income	—	46,749	265,749	149,764	386,512
Other property income	—	480	—	2,417	—
Total income	—	185,813	1,616,595	1,108,598	1,217,340

Property operating expenses	—	37,670	184,447	139,590	292,558
Real estate taxes	—	20,864	169,741	112,242	146,853
Depreciation and amortization	—	55,826	449,043	406,032	251,068
Total expenses	—	114,360	803,231	657,864	690,479

Operating income	—	71,453	813,364	450,734	526,861

Interest expense	41,531	153,364	699,082	362,650	295,051

Net income (loss)	$(41,531)	(81,911)	114,282	88,084	$231,810

	The Landing at Tradition	Temple Terrace	Kohl’s at Calvine Pointe	Lake City Commons	Colonial Square Town Center

Rental income	$2,285,842	254,484	723,509	488,437	$1,411,532
Tenant recovery income	795,735	34,838	—	181,062	772,200
Other property income	—	—	—	—	—
Total income	3,081,577	289,322	723,509	669,499	2,183,732

Property operating expenses	764,772	56,083	26,815	126,750	566,604
Real estate taxes	359,692	45,250	—	61,778	325,143
Depreciation and amortization	658,992	23,148	261,965	189,903	1,215,169
Total expenses	1,783,456	124,481	288,780	378,431	2,106,916

Operating income	1,298,121	164,841	434,729	291,068	76,816

Interest expense	863,901	—	414,214	208,091	760,370

Net income (loss)	$434,220	164,841	20,515	82,977	$(683,554)

	Shops at Village Walk	Total Pro Forma Adjustments

Rental income	$741,271	$9,181,750
Tenant recovery income	107,515	2,740,124
Other property income	—	2,897
Total income	848,786	11,924,771

Property operating expenses	226,299	2,421,588
Real estate taxes	100,562	1,342,125
Depreciation and amortization	383,728	3,894,874
Total expenses	710,589	7,658,587

Operating income	138,197	4,266,184

Interest expense	287,574	4,085,828

Net income (loss)	$(149,377)	$180,356

(C)                     Investment properties will be depreciated on a straight-line basis based upon estimated useful lives of 30 years for buildings and improvements and 15 years for site improvements.  The portion of the purchase price allocated to above or below market lease intangibles will be amortized on a straight-line basis over the life of the related leases as an adjustment to rental income.  In-place lease intangibles will be amortized on a straight-line basis over the life of the related leases as a component of amortization expense.  The purchase price allocation for pro forma financial statement purposes are preliminary and may be subject to change.

(D)                     Management fees are calculated as 4.5% of gross revenues pursuant to the new management agreements and are included in property operating expenses.  For the nine months ended September 30, 2010, pro forma property operating expenses included incremental management fees of $153,679 such that management fees represent the anticipated ongoing cost to the Company.

(E)                      The pro forma adjustments relating to incremental interest expense were based on the following debt terms:

	Principal Balance	Interest Rate	Maturity Date
Merrimack Village Center	$5,445,000	6.50%	March 1, 2015
Pleasant Hill Commons	6,800,000	6.00%	June 1, 2017
Regal Court	30,400,000	5.80%	June 1, 2015
Draper Crossing	14,984,078	7.33%	December 1, 2011
Tradition Village Center	14,000,000	4.52%	June 1, 2015
The Landing at Tradition	41,000,000	4.52%	June 1, 2015
Kohl’s at Calvine Pointe	10,500,000	5.70%	September 1, 2020
Lake City Commons	5,200,000	5.70%	September 1, 2020
Colonial Square Town Center	18,140,000	5.50%	January 1, 2018
Shops at Village Walk	6,860,000	5.50%	January 1, 2018
	$153,329,078

The Draper Crossing loan was assumed at acquisition as such, the loan premium of $280,323 is amortized into interest expense over the remaining life of the loan.

(F)                       The Company, through Inland Diversified/Vlass Temple Terrace JV, LLC, its joint venture with Vlass Temple Terrace, LLC, acquired Temple Terrace.  The Company and Vlass have a 49% and 51% ownership interest, respectively, in Inland Diversified/Vlass Temple Terrace JV, LLC.  The Company consolidates Temple Terrace and has recorded the Vlass ownership interests as noncontrolling interest.  Net income of the joint venture is allocated to the noncontrolling interest based on contributions as of September 30, 2010 pursuant to the terms of the joint venture agreement.

(G)                     The pro forma weighted average shares of common stock outstanding for the nine months ended September 30, 2010 was calculated assuming all shares sold through December 23, 2010 were issued on January 1, 2009.

Inland Diversified Real Estate Trust, Inc.

Pro Forma Consolidated Statement of Operations and Other Comprehensive Income

For the year ended December 31, 2009

(unaudited)

The following unaudited Pro Forma Consolidated Statement of Operations and Other Comprehensive Income is presented to give effect to the acquisitions or financings of the significant properties indicated in Note (B) of the Notes to the Pro Forma Consolidated Statement of Operations and Other Comprehensive Income as though they occurred on January 1, 2009 or the date significant operations commenced. Pro Forma adjustments have been made for the properties that were purchased or financed subsequent to January 1, 2009. The Pro Forma adjustments were made for Merrimack Village Center, Pleasant Hill Commons, Regal Court, Draper Crossing, Tradition Village Center, The Landing at Tradition, Temple Terrace, Kohl’s at Calvine Pointe, Lake City Commons, Colonial Square Town Center and Shops at Village Walk.

The Company does not consider any potential property acquisitions to be probable under Rule 3-14 of Regulation S-X.

This unaudited Pro Forma Consolidated Statement of Operations and Other Comprehensive Income is not necessarily indicative of what the actual results of operations would have been for the year ended December 31, 2009, nor does it purport to represent our future results of operations.

Inland Diversified Real Estate Trust, Inc.

Pro Forma Consolidated Statement of Operations and Other Comprehensive Income

For the Year ended December 31, 2009

(unaudited)

	Historical (A)	Pro Forma Adjustments (B)	Pro Forma

Rental income (C)	$64,175	$19,560,088	$19,624,263
Tenant recovery income	32,068	6,038,032	6,070,100
Other property income	—	21,661	21,661
Total income	96,243	25,619,781	25,716,024

General and administrative expenses	60,042	—	60,042
Acquisition related costs	273,378	—	273,378
Property operating expenses (D)	21,838	5,268,727	5,290,565
Real estate taxes	12,335	3,009,421	3,021,756
Depreciation and amortization (C)	28,619	8,237,412	8,266,031
Total expenses	396,212	16,515,560	16,911,772

Operating (loss) income	(299,969)	9,104,221	8,804,252

Interest and dividend income	3,036	—	3,036
Interest expense (E)	—	(8,541,295)	(8,541,295)

Net (loss) income	(296,933)	562,926	265,993

Less: net income attributable to noncontrolling interests (F)	—	(223,831)	(223,831)

Net (loss) income attributable to common stockholders	$(296,933)	$339,095	$42,162

Other comprehensive income:
Unrealized gain on investment securities	—	—	—

Comprehensive (loss) income	$(296,933)	$339,095	$42,162

Net income (loss) attributable to common stockholders per common share, basic and diluted (G)	$(0.81)		$0.00
Weighted average number of common shares outstanding, basic and diluted (G)	367,888		19,450,808

See accompanying notes to pro forma consolidated statement of operations and other comprehensive income.

Inland Diversified Real Estate Trust, Inc.

Notes to Pro Forma Consolidated Statement of Operations and Other Comprehensive Income

For the Year ended December 31, 2009

(unaudited)

(A)          The historical column represents the Company’s Consolidated Statement of Operations and Other Comprehensive Income for the year ended December 31, 2009 as filed with the Securities and Exchange Commission on Form 10-K.

(B)           Total pro forma adjustments for significant acquisitions consummated as of the date of this filing are as though the properties were acquired January 1, 2009.

Total income, property operating expenses, real estate taxes and interest expense for the year ended December 31, 2009 is based on information provided by the seller and outstanding mortgages payable for the following properties:

Merrimack Village Center	The Landing at Tradition	Shops at Village Walk
Pleasant Hill Commons	Temple Terrace
Regal Court	Kohl’s at Calvine Pointe
Draper Crossing	Lake City Commons
Tradition Village Center	Colonial Square Town Center

Colonial Square Town Center and Shops at Village Walk properties were in a lease up phase during 2009 and not fully stabilized.  Therefore, these properties had a pro forma net loss.

The pro forma adjustments for the year ended December 31, 2009 are composed of the following adjustments:

	Merrimack Village Center	Pleasant Hill Commons	Regal Court	Draper Crossing	Tradition Village Center

Rental income	$942,447	1,059,976	3,571,209	2,387,680	$1,785,783
Tenant recovery income	318,892	355,488	871,454	473,021	806,318
Other property income	14,210	3,651	—	3,800	—
Total income	1,275,549	1,419,115	4,442,663	2,864,501	2,592,101

Property operating expenses	270,467	291,550	614,482	354,766	745,107
Real estate taxes	209,982	158,653	459,448	297,765	359,359
Depreciation and amortization	314,807	334,958	1,347,128	974,477	602,564
Total expenses	795,256	785,161	2,421,058	1,627,008	1,707,030

Operating income	480,293	633,954	2,021,605	1,237,493	885,071

Interest expense	373,531	431,768	1,843,348	906,597	674,720

Net income (loss)	$106,762	202,186	178,257	330,896	$210,351

	The Landing at Tradition	Temple Terrace	Kohl’s at Calvine Pointe	Lake City Commons	Colonial Square Town Center

Rental income	$5,230,895	482,573	1,427,372	924,833	$1,590,668
Tenant recovery income	1,899,595	112,200	—	342,753	811,251
Other property income	—	—	—	—	—
Total income	7,130,490	594,773	1,427,372	1,267,586	2,401,919

Property operating expenses	1,688,095	156,275	53,041	255,731	718,765
Real estate taxes	910,790	112,168	—	121,503	347,573
Depreciation and amortization	1,581,581	46,296	523,931	379,808	1,620,225
Total expenses	4,180,466	314,739	576,972	757,042	2,686,563

Operating income	2,950,024	280,034	850,400	510,544	(284,644)

Interest expense	1,975,551	—	622,153	312,549	1,016,598

Net income (loss)	$974,473	280,034	228,247	197,995	$(1,301,242)

	Shops at Village Walk	Total Pro Forma Adjustments

Rental income	$156,652	$19,560,088
Tenant recovery income	47,060	6,038,032
Other property income	—	21,661
Total income	203,712	25,619,781

Property operating expenses	120,448	5,268,727
Real estate taxes	32,180	3,009,421
Depreciation and amortization	511,637	8,237,412
Total expenses	664,265	16,515,560

Operating income	(460,553)	9,104,221

Interest expense	384,480	8,541,295

Net income (loss)	$(845,033)	$562,926

(C)           Investment properties will be depreciated on a straight-line basis based upon estimated useful lives of 30 years for buildings and improvements and 15 years for site improvements.  The portion of the purchase price allocated to above or below market lease intangibles will be amortized on a straight-line basis over the life of the related leases as an adjustment to rental income.  In-place lease intangibles will be amortized on a straight-line basis over the life of the related leases as a component of amortization expense.  The purchase price allocations for pro forma financial statement purposes are preliminary and may be subject to change.

(D)          Management fees are calculated as 4.5% of gross revenues pursuant to the new management agreements and are included in property operating expenses.  For the year ended December 31, 2009, pro forma property operating expenses included incremental management fees of $466,452 such that management fees represent the anticipated ongoing cost to the Company.

(E)           The pro forma adjustments relating to incremental interest expense were based on the following debt terms:

	Principal Balance	Interest Rate	Maturity Date
Merrimack Village Center	$5,445,000	6.50%	March 1, 2015
Pleasant Hill Commons	6,800,000	6.00%	June 1, 2017
Regal Court	30,400,000	5.80%	June 1, 2015
Draper Crossing	15,036,750	7.33%	December 1, 2011
Tradition Village Center	14,000,000	4.52%	June 1, 2015
The Landing at Tradition	41,000,000	4.52%	June 1, 2015
Kohl’s at Calvine Pointe	10,500,000	5.70%	September 1, 2020
Lake City Commons	5,200,000	5.70%	September 1, 2020
Colonial Square Town Center	18,140,000	5.50%	January 1, 2018
Shops at Village Walk	6,860,000	5.50%	January 1, 2018
	$153,381,750

The Draper Crossing loan was assumed at acquisition as such the loan premium of $280,323 is amortized into interest expense over the remaining life of the loan.

(F)           The Company, through Inland Diversified/Vlass Temple Terrace JV, LLC, its joint venture with Vlass Temple Terrace, LLC, acquired Temple Terrace. The Company and Vlass have a 49% and 51% ownership interest, respectively, in Inland Diversified/Vlass Temple Terrace JV, LLC. The Company consolidates Temple Terrace and has recorded the Vlass ownership interests as noncontrolling interest. Net income of the joint venture is allocated to the noncontrolling interest based on contributions as of September 30, 2010 pursuant to the terms of the joint venture agreement.

(G)           The pro forma weighted average shares of common stock outstanding for the year ended December 31, 2009 was calculated assuming all shares sold through December 23, 2010 to purchase each of the properties were issued on January 1, 2009.